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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 7, 1997 in the Registration Statement (Form S-4) and related Prospectus of Pioneer Americas Acquisition Corp. for the registration of $200,000,000 9 1/4% Series B Senior Secured Notes due 2007.

                                            Deloitte & Touche LLP

Houston, Texas
July 2, 1997